                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) April 13, 1995


                          FLEET FINANCIAL GROUP,INC.
            (Exact name of registrant as specified in its charter)


                                 RHODE ISLAND
                (State or other jurisdiction of incorporation)


           1-6366                              05-0341324
    (Commission File Number)        (IRS Employer Identification No.)


    50 Kennedy Plaza, Providence, Rhode Island        02903
    (Address of principal executive offices)        (Zip Code)


    Registrant's telephone number, including area code: 401-278-5800



- ------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 5. Other Events.

   On February 21, 1995, Fleet Financial Group, Inc. ("Fleet") and Shawmut National Corporation ("Shawmut") announced that they had entered into an Agreement and Plan of Merger dated February 20, 1995 (the "Merger Agreement") providing for the merger of Shawmut with and into Fleet (the "Merger").

   Fleet hereby files its Unaudited Pro Forma Condensed Combined
Financial Statements and Notes thereto in connection with the Merger.

   Fleet also hereby files the consolidated balance sheets of Shawmut at December 31, 1994 and 1993 and the related consolidated statements of income, of changes in shareholders' equity and of cash flows for each of the three years in the period ending
December 31, 1994.

   For additional information regarding the Merger, see the Registrant's Current Report on Form 8-K dated February 20, 1995.


Item 7. Financial Statements and Exhibits.

        The following exhibits are filed as part of this report:


  Item 601
Exhibit Table
  Reference                 Exhibit Title
- -------------               -------------
   23        Consent of Price Waterhouse LLP

   99(a)     Unaudited Pro Forma Condensed Combined Financial
             Statements and Notes Thereto

   99(b)     Consolidated Financial Statements of Shawmut

                         SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FLEET FINANCIAL GROUP, INC.
                                      Registrant


                                 By /s/ William C. Mutterperl
                                   ----------------------------------
                                        William C. Mutterperl
                                        Senior Vice President,
                                        Secretary and General Counsel


Dated:  April 13, 1995






                                     -3-